                                     [LOGO]
                                      THE
                                     IRISH
                                INVESTMENT FUND

                               Semi-Annual Report
                    For the Six Months Ended April 30, 1997

                              Chairman's Letter
                              -----------------

 Dear Stockholder,

     The Irish equity market performed strongly during the quarter ended April 30, 1997, closing the period up 6.3% in Irish pound terms. After adjusting for the strength of the U.S. dollar against the Irish pound, the return converted into an increase of 0.3% in U.S. dollar terms. Over the same period, the Irish Investment Fund's (the "Fund") net asset value per share increased to $16.79 from $16.61, an increase of 1.1% in U.S. dollar terms.

     ECONOMIC ENVIRONMENT

     The Irish Central Bank has estimated that the economy expanded by 6.0% in 1996. This marks the third year in succession of strong economic growth, yet inflation in 1996 remained subdued at 1.6% for the year.

     Recently published statistics indicate that 1997 is likely to be another year of strong economic growth. Retail sales volumes increased by 7.1% in January and by 4.3% in February over 1996 levels. In the first four months of 1997, automobile sales have increased by 4.7% compared with the corresponding period last year, despite the strong 32.0% increase in the full year 1996. New house registrations, which reflect the level of housing starts, increased by 32.0% indicating a high level of consumer confidence, as well as positive demographic trends as new consumers enter the market.

     Government finances continue to benefit from economic buoyancy with underlying tax revenues increasing by 15.5% in the first four months of 1997. While government spending continues to expand somewhat ahead of forecasts, the target Exchequer Borrowing Requirement for 1997 of 1.6% of GNP appears to be easily attainable.

     The European Monetary Union will be the key influence on Irish financial markets over the coming year. During April, the Irish pound weakened on speculation that its exchange rate at time of entry to the European Monetary Union would be lower than the levels it currently trades at against major European currencies. In response to this weakness and in light of the strong credit expansion and buoyant housing market, the Irish Central Bank increased rates by 0.5% to 6.75% on May 1st.

     POLITICAL ENVIRONMENT

     The Irish general election will take place on June 6, 1997 and the current three-party, centre-left coalition has decided to stand together for re-election. The election is unlikely to result in any significant change to Irish economic policy.

     On the Northern Ireland front, the election of Tony Blair as the new
 Prime Minister in the U.K. has given a badly needed impetus to the peace process. As a result, there are growing hopes that a ceasefire will be put in place by the IRA which in turn would allow a resumption of meaningful talks on the future of the province's political environment.

     STOCK MARKET REVIEW

     As previously mentioned, the Irish equity market performed strongly over the quarter ended April 30, 1997 registering a gain of 6.3%. A comparison with major international markets is shown below:

                                               Local
                                             Currency            U.S. $
                                             --------            ------

 U.S. Equities                                 +1.9%              +1.9%
 U.K. Equities                                 +2.3%              +3.6%
 Japanese Equities                             +4.5%              -0.1%
 Irish Equities                                +6.3%              +0.3%

     The key feature of the quarter under review was the release of a series of company results for 1996. Once again, profits matched or exceeded expectations. The following table illustrates the strong results of some Irish companies held by the Fund.

                                                  % Change in        % Dividend
                                                  Earnings per         Increase
 Company                  Industry                 Share 1996            1996
 -------                  --------                 ----------            ----

 Allied Irish Bank        Banking                    +12.3%             +16.2%
 CRH                      Building Materials         +14.3%             +12.1%
 Kerry Group              Food                       +15.7%             +15.1%
 Clondalkin Group         Paper & Packaging          +23.9%             +10.0%

     Financial stocks led the market higher during the quarter under review with Allied Irish Bank (+7.4%) and Hibernian Group (+16.3%) posting strong gains, following solid earnings reports. Smurfit (Jefferson) Group's share price declined by 4.1% over the quarter as falling global paper prices resulted in earnings for 1996 being 55% below 1995's record levels.

     Smaller market capitalization stocks delivered strong returns over the quarter with Jury's Hotel Group (+24.6%) and Green Property (+22.8%) benefiting from buoyant economic conditions. During the quarter, the Fund purchased a position in IONA Technologies, a Dublin-based software company listed recently on the NASDAQ Exchange.

     CURRENT OUTLOOK

     The Irish Central Bank expects the economy to grow by 5.75% in 1997, which will be the fourth successive year of growth in excess of 5.00%. The path towards the European Monetary Union is likely to lead to volatility in Irish financial markets over the coming year, yet Ireland remains well placed to be a founding member of the single European currency.

     The overall price-to-earnings ratio for the market stands at 14.2 times prospective 1997 earnings with a dividend yield of 2.90%. The Fund anticipates retaining its fully-invested position.

 Sincerely,

/s/  Peter Hooper
 Peter Hooper
 Chairman of the Board

 May 27, 1997

                       Statement of Net Assets (unaudited)
                       -----------------------------------

           April 30, 1997                                       Shares                       Value (Note A)
           --------------                                       ------                       --------------

-------------------------------------------------------------------------------------------------------------
IRISH COMMON STOCKS (93.7%)
-------------------------------------------------------------------------------------------------------------

           Abbey                                               745,000                     U.S. $ 2,349,095
           Adare Printing Group                                220,000                            2,213,210
           Allied Irish Bank                                 1,917,688                           13,389,243
           Boxmore International                               393,000                            1,882,384
           Clondalkin Group                                    348,850                            3,195,168
           Crean (James)                                       347,625                            1,148,309
           CRH                                               1,048,036                           10,252,169
           FBD Holdings                                        260,000                              956,455
           Fyffes                                            1,635,000                            2,332,204
           Green Property                                      900,000                            4,148,642
           Greencore                                           442,568                            2,259,353
           Hibernian Group                                     750,000                            3,626,121
           Independent Newspapers                              309,999                            1,605,848
           IONA Technologies                                    75,000                            1,087,500
           Irish Life                                          500,000                            2,432,429
           I.W.P., International                               389,886                            1,609,887
           Jury's Hotel Group                                  791,792                            4,339,394
           Kerry Group, Series A                               465,000                            4,503,372
           Smurfit (Jefferson) Group                         3,355,840                            8,213,230
           United Drug                                         437,500                            2,430,552
           Waterford Foods, Class A                          1,644,156                            2,147,768
           Waterford Wedgewood                               2,065,739                            2,698,484

  TOTAL IRISH COMMON STOCKS
           (Cost U.S. $53,507,084)                                                               78,820,817

-------------------------------------------------------------------------------------------------------------
  UNITED KINGDOM COMMON STOCK (2.7%)
-------------------------------------------------------------------------------------------------------------

           Powerscreen International                           230,000                            2,264,245

  TOTAL UNITED KINGDOM COMMON STOCK
           (Cost U.S. $1,403,303)                                                                 2,264,245

-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
-------------------------------------------------------------------------------------------------------------

           (Cost U.S. $54,910,387#)                                                        U.S. $81,085,062

-------------------------------------------------------------------------------------------------------------
  FOREIGN CURRENCY ON DEPOSIT (2.0%)
-------------------------------------------------------------------------------------------------------------

           (Interest Bearing)
           British Pound Sterling                          Pds  47,414                     U.S. $    76,835
           Irish Pound                                 IRPds 1,050,841                            1,577,837
  TOTAL FOREIGN CURRENCY ON DEPOSIT
           (Cost U.S. $1,628,350)                                                                 1,654,672

-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (98.4%)
-------------------------------------------------------------------------------------------------------------

           (Cost U.S. $56,538,737)                                                               82,739,734

-------------------------------------------------------------------------------------------------------------
  OTHER ASSETS AND LIABILITIES (1.6%)
-------------------------------------------------------------------------------------------------------------

           Cash                                                                                     144,480
           Net Unrealized Appreciation of Forward Foreign Currency
             Contract (Note A)                                                                      874,248
           Dividends and Interest Receivable                                                        498,332
           Prepaid Expenses                                                                          41,595
           Principal Investment Advisory Fee Payable (Note B)                                       (52,260)
           Co-Advisory Fee Payable (Note B)                                                         (17,420)
           Administration Fee Payable (Note B)                                                      (13,936)
           Accrued Directors' Fees and Expenses (Note C)                                             (5,558)
           Other Liabilities                                                                        (93,713)
                                                                                                   ----------
                                                                                                  1,375,768

-------------------------------------------------------------------------------------------------------------
  NET ASSETS (100.0%)
-------------------------------------------------------------------------------------------------------------

           Applicable to 5,009,000 outstanding
             U.S. $.01 par value shares
             (authorized 20,000,000 shares)                                                U.S. $84,115,502

-------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------

           (U.S. $84,115,502 / 5,009,000)                                                  U.S. $     16.79
                                                                                                      =====

-------------------------------------------------------------------------------------------------------------
            #Aggregate cost for U.S. Federal income tax purposes.

                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACT
                  FORWARD FOREIGN CURRENCY CONTRACT TO SELL

                                 Contract to Deliver
             --------------------------------------------------
 Delivery               Local         In Exchange     Value in     Unrealized
   Date               Currency        For U.S. $       U.S. $     Appreciation
 --------    -----------------------  -----------     --------    -----------
05/30/1997   Irish Pound   9,415,605  15,000,000     14,125,752   U.S. $874,248
                                                                       ========

                       -----------------------------------------------

                                                                                             Value (Note A)

-------------------------------------------------------------------------------------------------------------
  AT APRIL 30, 1997 NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------

   Common Stock, U.S. $.01 Par Value --
   Authorized 20,000,000 Shares;

            Issued and Outstanding 5,009,000 Shares                                        U.S. $    50,090
            Capital Surplus                                                                      54,517,462
            Undistributed Net Investment Income                                                     601,198
            Accumulated Net Realized Gain                                                         1,888,950
            Unrealized Appreciation of Securities, Forward
              Foreign Currency Contracts, Foreign Currency and
              Net Other Assets                                                                   27,057,802

-------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                                         U.S. $84,115,502
-------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

                           Statement of Operations
                           -----------------------

                                                      For the Six Months Ended
                                                     April 30, 1997 (unaudited)

------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------

Dividends (Net of Withholding Taxes of U.S. $3,686)             U.S. $1,265,428
Interest                                                                 21,149

------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                               1,286,577
------------------------------------------------------------------------------

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

Principal Investment Advisory Fee
  (Note B)                                     U.S.$  315,041
Co-Advisory Fee (Note B)                              105,014
Administration Fee (Note B)                            84,011
Custodian Fees (Note B)                                36,038
Directors' Fees and Expenses (Note C)                  29,990
Legal and Audit Fees                                   21,595
Other                                                  81,714

------------------------------------------------------------------------------
TOTAL EXPENSES                                                          673,403
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   613,174
------------------------------------------------------------------------------

------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE D)
------------------------------------------------------------------------------

  Realized Gain/(Loss) on:

  Securities Transactions                           2,652,697
  Forward Foreign Currency Contracts                 (690,731)
  Foreign Currency Transactions                       (69,859)
                                                    ---------
Net Realized Gain on Investments                                      1,892,107
  During the Period

Net Change in Unrealized Appreciation/
  (Depreciation) of:
  Securities                                       (1,696,368)
  Forward Foreign Currency Contracts                1,597,938
  Foreign Currency and Net Other Assets               (44,594
                                                    ---------
Net Unrealized Depreciation of Investments
  During the Period                                                    (143,024)
                                                                      ---------

------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       1,749,083
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                               U.S. $2,362,257
------------------------------------------------------------------------------

See Notes to Financial Statements.

                      Statement of Changes in Net Assets
                      ----------------------------------

                                  Six Months Ended
                                    April 30, 1997         Year Ended
                                       (unaudited)   October 31, 1996

Net Investment Income                       U.S. $   613,174   U.S. $   718,953
Net Realized Gain on Investments                   1,892,107          2,289,808
Net Unrealized Appreciation/
  (Depreciation) of Investments                     (143,024)        14,791,357
                                                  ----------         ----------
Net Increase in Net Assets
  Resulting from Operations                        2,362,257         17,800,118
Distributions to Shareholders
  from:
  Net Investment Income                           (1,091,962)          (706,269)
  Net Realized Gains                              (1,788,213)          (646,161)
                                                  ----------         ----------
Net Increase/(Decrease) in Net
  Assets                                            (517,918)        16,447,688

------------------------------------------------------------------------------
  NET ASSETS
------------------------------------------------------------------------------

Beginning of Period                               84,633,420         68,185,732
                                                  ----------         ----------
End of Period (Including Undistributed
 Net Investment Income of $601,198 and
 $1,079,986 at April 30, 1997 and
 October 31, 1996, respectively)            U.S. $84,115,502   U.S. $84,633,420
                                                 ===========        ===========

See Notes to Financial Statements.

                              Financial Highlights
                              --------------------

For a Fund share outstanding throughout each period.

                          Six Months Ended                                   Year Ended October 31,
                            April 30, 1997     ------------------------------------------------------------------------------------
                               (Unaudited)             1996              1995              1994              1993             1992
Operating Performance:
Net Asset Value,
 Beginning of Period          U.S. $16.90       U.S. $13.61       U.S. $10.94       U.S. $ 9.54       U.S. $ 7.99      U.S. $ 9.75
                                    -----             -----             -----             -----             -----            -----
Net Investment Income                0.12              0.14              0.11              0.10              0.12             0.15
Net Realized and
 Unrealized Gain/(Loss) on
 Investments                         0.35              3.42              2.67              1.37              1.66            (1.49)
                                    -----             -----             -----             -----             -----            -----
Net Increase/(Decrease) in
 Net Assets Resulting from
 Investment Operations               0.47              3.56              2.78              1.47              1.78            (1.34)
Distributions to
 Shareholders from:
 Net Investment Income              (0.22)            (0.14)            (0.11)            (0.07)            (0.12)           (0.23)
 Net Realized Gains                 (0.36)            (0.13)              --                --                --               --
 Capital Surplus                      --                --                --                --              (0.11)           (0.19)
                                    -----             -----             -----             -----             -----            -----
                                    (0.58)            (0.27)            (0.11)            (0.07)            (0.23)           (0.42)
  Total from Distributions          -----             -----             -----             -----             -----            -----

Net Asset Value,
 End of Period                U.S. $16.79       U.S. $16.90       U.S. $13.61       U.S. $10.94       U.S. $ 9.54      U.S. $ 7.99
                                   ======            ======            ======            ======            ======           ======
Share Price, End of Period    U.S. $14.88       U.S. $14.00       U.S. $11.25       U.S. $10.13       U.S. $ 8.75      U.S. $ 7.00
                                   ======            ======            ======            ======            ======           ======
Total Investment Return*           10.53%            27.12%            12.46%            16.59%            29.34%          (6.35)%
                                   =====             =====             =====             =====             =====           =====

-----------------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets,
 End of Period (000's)       U.S. $84,116      U.S. $84,633      U.S. $68,186      U.S. $54,785      U.S. $47,806     U.S. $40,018

Ratio of Net Investment
 Income to Average Net
 Assets                            1.46%+            0.95%             0.94%             0.93%             1.39%             1.62%
Ratio of Operating
 Expenses to Average Net
 Assets                            1.60%+            1.63%             1.74%             1.87%             1.88%             1.80%
Portfolio Turnover Rate               3%               12%               21%               13%               15%                7%
Average Commission Rate
 (Per Share of Security)#        $0.0078           $0.0096               N/A               N/A               N/A               N/A

*Based on share price and reinvestment of income distributions.
+Annualized.
#Average commission rate as required by amended disclosure requirements effective
 September 1, 1995.

 See Notes to Financial Statements.

                  Notes to Financial Statements (unaudited)
                  -----------------------------------------

    The Irish Investment Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

A. SIGNIFICANT ACCOUNTING POLICIES:

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. Short-term securities that mature in 60 days or less are valued at amortized cost.

    DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required.

    REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral be sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

B. MANAGEMENT SERVICES:

    The Fund has entered into an investment advisory agreement (the "Principal Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Principal Investment Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.75% of the value of its average weekly net assets.

    The Fund has also entered into an investment advisory agreement (the "U.S. Co-Advisory Agreement") with Salomon Brothers Asset Management Inc ("Salomon Brothers Asset Management"). Under the U.S. Co-Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.25% of the value of its average weekly net assets.

    The Fund has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc., a subsidiary of First Data Corporation. Under the Administration Agreement, the Fund pays a monthly fee at an annual rate of 0.20% of the value of its average monthly net assets.

    BankBoston serves as custodian of the Fund's assets held outside of Ireland. Bank of Ireland serves as custodian of the Fund's assets held in Ireland. During the six months ended April 30, 1997, the Fund paid U.S.
$35,038 in custodial fees to Bank of Ireland.

    For the six months ended April 30, 1997, the Fund incurred total brokerage commissions of $24,815, of which $6,880 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C. DIRECTORS FEES:

    The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or Salomon Brothers Asset Management or any affiliate thereof, an annual retainer of U.S. $7,000, plus U.S. $700 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund U.S. $3,500 annually in addition to the amount he may receive as detailed above. Each Director will be reimbursed for travel and out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:

    The cost of purchases and proceeds from sales of securities for the six months ended April 30, 1997, excluding U.S. government and short-term investments, aggregated U.S. $2,194,309 and U.S. $6,649,815, respectively.

    At April 30, 1997, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $30,263,088 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $4,088,413.

E. COMMON STOCK:

    On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On March 30, 1990, in conjunction with its initial underwriting, 5,000,000 shares of common stock were issued. Costs incurred in the initial offering of shares aggregated U.S. $1,231,000 and were charged to capital upon commencement of operations. No subsequent shares have been issued since the initial underwriting.

F. MARKET CONCENTRATION:

    Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

                               *    *    *    *

    In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                 Net Increase/
                                                           Net Realized and                    (Decrease) in Net
                         Net Investment                    Unrealized Gain/                    Assets Resulting
                         Income/(Loss)                  (Loss) on Investments                   From Operations
                         --------------                 ---------------------                  -----------------
                    Total                               Total                               Total
Quarter Ended       (000)          Per Share            (000)           Per Share           (000)           Per Share
-------------       -----          ---------            -----           ---------           -----           ---------

January 31, 1995  U.S. $(38)      U.S. $(0.01)      U.S. $   386       U.S. $0.08       U.S. $   348        U.S. $0.07
April 30, 1995          423              0.09              5,354             1.07              5,777              1.16
July 31, 1995           (51)            (0.01)             7,784             1.55              7,733              1.54
October 31, 1995        235              0.04               (166)           (0.03)                69              0.01
January 31, 1996         69              0.02             15,054             3.01             15,123              3.03
April 30, 1996          613              0.12             (5,895)           (1.18)            (5,282)            (1.06)
July 31, 1996           (60)            (0.01)                51             0.01                 (9)            (0.00)
October 31, 1996         97              0.01              7,871             1.58              7,968              1.59
January 31, 1997        (51)            (0.01)             1,434             0.29              1,383              0.28
April 30, 1997          664              0.13                315             0.06                979              0.19

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

    The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The Irish Investment Fund, Inc.

    The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent, as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

    The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Irish Investment Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

                         THE IRISH INVESTMENT FUND, INC.

----------------------------- DIRECTORS AND OFFICERS --------------------------

  Peter J. Hooper - Chairman of the Board
  William P. Clark - Director
  Gerald F. Colleary - Director
  Denis P. Kelleher - Director
  James M. Walton - Director
  Richard H. Rose - President and Treasurer
  Jodie Obernesser - Assistant Treasurer
  Brigid O. Bieber - Secretary
  Elizabeth A. Russell - Assistant Secretary

------------------------ PRINCIPAL INVESTMENT ADVISOR -------------------------

  Bank of Ireland Asset Management (U.S.) Limited
  Two Greenwich Plaza
  Greenwich, Connecticut 06830

------------------------------- U.S. CO-ADVISOR -------------------------------

  Salomon Brothers Asset Management Inc
  Seven World Trade Center
  New York, New York 10048

-------------------------------- ADMINISTRATOR --------------------------------

  First Data Investor Services Group, Inc.
  One Exchange Place
  53 State Street
  Boston, Massachusetts 02109

--------------------------------- CUSTODIANS ----------------------------------

  Bank of Ireland
  Lower Baggot Street
  Dublin 2, Ireland

  BankBoston
  150 Royall Street
  Canton, Massachusetts 02021

------------------------- STOCKHOLDER SERVICING AGENT -------------------------

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, New York 10005

-------------------------------- LEGAL COUNSEL --------------------------------

  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004

--------------------------- INDEPENDENT ACCOUNTANTS ---------------------------

  Price Waterhouse LLP
  160 Federal Street
  Boston, Massachusetts 02110

------------------------------- CORRESPONDENCE --------------------------------

  ALL CORRESPONDENCE SHOULD BE ADDRESSED TO
    The Irish Investment Fund, Inc.
    c/o First Data Investor Services Group, Inc.
    One Exchange Place -- BOS665
    53 State Street
    Boston, Massachusetts 02109
  TELEPHONE INQUIRIES SHOULD BE DIRECTED TO
  1-800-GO-TO-IRL (1-800-468-6475)